Note 7 - Long-term Debt and Note Payable to Bank (Tables)	12 Months Ended
Oct. 31, 2014
Notes Tables
Schedule of Debt [Table Text Block]
	October 31,
	2014	2013
Virginia Real Estate Loan ($6.5 million original principal) payable in monthly installments of $36,426, including interest (at 4.25%), with final payment of $4,858,220 due April 30, 2018	$5,575,586	$5,767,947
North Carolina Real Estate Loan ($2.24 million original principal) payable in monthly installments of $12,553, including interest (at 4.25%), with final payment of $1,674,217 due April 30, 2018	1,921,433	1,987,723
Total long-term debt	7,497,019	7,755,670
Less current installments	269,996	258,628
Long-term debt, excluding current installments	$7,227,023	$7,497,042